Exhibit 99.1

DREDGE & DOCK CORPORATION

CORPORATION

INVESTOR PRESENTATION

Q3 2012

GREAT LAKES

INNOVATION, ENGINEERING & EXECUTION

SAFE

HARBOR

This presentation includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time. Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management. The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K. You should not place undue reliance upon these forward-looking statements. Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

GREAT LAKES DREDGE & DOCK CORPORATION

INNOVATION, ENGINEERING & EXECUTION

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PRESENTERS



CHIEF EXECUTIVE OFFICER, DIRECTOR

JONATHAN BERGER

- Board member since December 2006
- Former Managing Director and Co-head of Corporate Finance for Navigant Consulting, Inc.
- Former partner at KPMG, LLP and past National Partner in charge of Corporate Finance at KPMG



SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER

WILLIAM STECKEL

- Previously served as CEO, president, CFO and treasurer at Daystar Technologies, Inc. (NASDAQ: DSTI). Continues to be a member of Board of Directors
- Served as senior vice president, CFO and treasurer at Norwood Promotional Products
- Held management positions with Invensys (FTSE: ISIS) in its Lambda Power, Seibe Climate Controls and CTS Corporation Divisions



TREASURER, DIRECTOR OF INVESTOR RELATIONS

KATIE HAYES

- Named Treasurer in March 2011
- Served as Director of Investor Relations since the Company went public in 2006
- Joined the Company in 2006 and has over 18 years of accounting and finance experience
- Previously worked at TransUnion as Director of Corporate Accounting.

GREAT LAKES DREDGE & DOCK CORPORATION

INNOVATION, ENGINEERING & EXECUTION

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WHO IS GREAT LAKES DREDGE & DOCK CORPORATION DOMESTIC DREDGING INTERNATIONAL DREDGING INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION DEMOLITION ENVIRONMENTAL SERVICES INFRASTRUCTURE & ENVIRONMENTAL 3

“The health of the U.S. economy depends, in part, upon the vitality and expansion of international trade. International trade depends upon the Nation’s navigation infrastructure, which serves as a conduit for transportation, trade, and tourism and connects us to the global community. Marine transportation is one of the most efficient, effective, safe and environmentally sound ways to transport people and goods. It is a keystone of the U.S. economy. Ninety-five percent of our international trade moves through the Nation’s ports.” Honorable Jo-Ellen Darcy Assistant Secretary of the Army (Civil Works) DREDGING & THE ECONOMY INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 4

DREDGING WORLDWIDE INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION WHERE WE HAVE WORKED COUNTRIES WHERE WE SEE OPPORTUNITIES IN THE NEAR FUTURE 5 GLOBAL REACH

WHERE WE ARE GOING INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION BUILD ENHANCE CAPITALIZE EXPAND PURSUE GROW Looking at acquisitions that fit in well with our strategy Build upon Great Lakes’ preeminent position in the U.S. dredging market Enhance the Company’s operating capabilities via prudent and cost-effective investments and asset management Capitalize on adjacent market opportunities in the Company’s domestic markets Expand the Company’s presence in foreign markets Pursue growth opportunities in the commercial and industrial demolition market The 12/31/10 rivers & lakes acquisition expands the Company’s service offering into inland river, lakes and environmental dredging and levee construction using dredge material Announced construction of Hopper Dredge—strategic investment by the Company in providing the most productive, efficient and capable dredging equipment in the domestic industry Great Lakes intends to grow the business by continuing to execute the following strategies: 6

INFRASTRUCTURE & ENVIRONMENTAL


PORT DEEPENING
PORT MAINTENANCE
COASTAL RESTORATION
BEACH NOURISHMENT
INLAND & LAKE DREDGING
SEDIMENT & SOIL REMEDIATION
LEVEE CONSTRUCTION
ENVIRONMENTAL & REMEDIATION SERVICES
LAND RECLAMATION
DEMOLITION CONTRACTORS
SITE DEVELOPMENT
BRIDGE DEMOLITION
HAZARDOUS MATERIAL REMOVAL SERVICES

GREAT LAKES DREDGE & DOCK CORPORATION
INNOVATION, ENGINEERING & EXECUTION
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GREAT LAKES HIGHLIGHTS ATTRACTIVE NEAR AND LONG-TERM CATALYSTS IN U.S. DREDGING MARKET MAP-21 TRANSPORTATION BILL EXPANDING DEMOLITION BUSINESS RESTORE Act requires 80% of penalties to be deposited into a coastal protection works fund which includes dredging Calls for appropriations of HMTF monies so that total budget resources on harbor maintenance will be equal to the level of receipts. U.S. port deepening, post Panama Canal deepening Gulf Coast Restoration Other sources of dredging demand include port development and levee repair/replacement Focus on large complex projects such as municipal developments and specialty work such as bridge demolition Breaking into federal work and power plant market INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 8

International trade, particularly in the intermodal container shipping business, is undergoing significant change as a result of the Panama Canal expansion. Many shipping lines have announced plans to deploy larger ships which, due to channel dimension requirements, currently cannot use many U.S. East and Gulf Coast ports. PORTS WITH PLANS FOR EXPANSION INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION DELAWARE 40’ NEW YORK 50’ BOSTON 40’ CHARLESTON 45’ SAVANNAH 42’ JACKSONVILLE 40’ PORT EVERGLADES 42’ MIAMI 42’ MOBILE 45’ NEW ORLEANS 45’ HOUSTON 45’ SAN DIEGO 35’ PORTS WITH DEEPENING EXPEDITED BY OBAMA ADMINISTRATION PORTS WITH PLANS FOR EXPANSION 9

DREDGING OVERVIEW CAPITAL Deepening ports, land reclamation, and excavation of underwater trenches Bid Market Share* 41% BEACH NOURISHMENT Creating and rebuilding beaches Bid Market Share* 60% MAINTENANCE Maintaining depth of shipping channels Bid Market Share* 32% INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION * The Company’s bid market is defined as the aggregate dollar value of domestic projects on which the Company bid or could have bid if not for capacity constraints. Bid market share represents bid market average over the prior three years. INTERNATIONAL International land reclamations, channel deepening and port infrastructure development 3-year Average Revenue $98M RIVERS & LAKES Inland maintenance and lake dredging, Environmental and habitat restoration Bid Market Share* 39% 10

LARGEST PROVIDER OF DREDGING INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 2011 REVENUE BY WORK TYPE $627 MILLION YTD 2012 REVENUE BY WORK TYPE $321 MILLION 2011 DOMESTIC DREDGING BID MARKET SHARE DOM. BID MARKET: $1,041 MILLION YTD Q2 2012 DOMESTIC DREDGING BID MARKET SHARE DOM. BID MARKET: $353 MILLION MAINTENANCE BEACH FOREIGN DEMOLITION RIVERS & LAKES NORFOLK WEEKS DON JON DUTRA ORION MANSON OTHER 11

LARGE & FLEXIBLE FLEET
U.S. & INTERNATIONAL MARKETS

ESTIMATE FLEET REPLACEMENT COST IN EXCESS OF $1.5 BILLION IN CURRENT MARKET

HYDRAULIC


Dredge Alaska at Hilton Head

- 20 Vessels*: 16 U.S., 4 Middle East (19 U.S. flagged)
- Including the only two large electric cutterhead dredges available in the U.S. for environmentally sensitive regions requiring lower emissions

HOPPER


Dredge Liberty Island at Panama City Beach

- 8 Vessels: 4 U.S., 4 Middle East, (4 U.S. flagged)
- Highly mobile, able to operate in rough waters
- Little interference with other ship traffic

MECHANICAL


Dredge New York at Port Jersey Channel

- 5 Vessels: All U.S (All U.S. flagged)
- Operates one of two environmentally friendly electric clamshell dredges in the U.S.
- Maneuverability in tight areas such as docks and terminals

* Note: Nine vessels were added from 2010 rivers & lakes acquisition which are hydraulic but have less capacity, ideal for rivers and environmental dredging

+ 19 Material Transportation Barges and Over 160 Other Specialized Support Vessels

GREAT LAKES
DREDGE & DOCK CORPORATION

INNOVATION, ENGINEERING & EXECUTION

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ARTICULATED TUG HOPPER DREDGE NEW HOPPER DREDGE Estimated cost: $94 million Currently in design phase with expected completion in the second half of 2014. GREAT LAKES’ HOPPER DREDGE OBJECTIVES: The dredge represents a strategic investment by the Company in providing the most productive, efficient and capable dredging equipment in the domestic industry. INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION Build the low cost producer for U.S. Hopper Market Improve operating margins GLDD capacity grows and new technology positions us as the low cost hopper dredging competitor, expanding market leadership role Meet future market needs with HMTF & Gulf Coastal Restoration Positions us for competitive advantage in new market opportunities 3-D Rendering of the Hopper Dredge 13

TWO NEW MATERIAL SCOWS TWO NEW SCOWS GREAT LAKES’ NEW MATERIAL SCOWS INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION The scows will be used primarily on capital deepening and coastal restoration work on the East and Gulf coasts. GLDD has become very successful loading scow with cutter suction dredges. This has allowed us to match the dredging ability of the cutter suction dredges on projects, giving us an effective transportation system and a cost advantage over our competitors. Construction of the dredge and scows will create approximately 250 new U.S. shipyard and engineering jobs over the construction period. 3-D Rendering of Material Scow 14 Estimated cost: $17 million ($8.5 million each) Scows will be delivered in early 2013

OUR INTELLECTUAL PROPERTY AND HUMAN CAPITAL ARE A COMPETITIVE ADVANTAGE INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 15

DEMOLITION AND SITE REMEDIATION SERVICES NASDI & YANKEE ENVIRONMENTAL SERVICES Major U.S. provider of commercial and industrial demolition services; preferred in New England Rated in the Top 10 Demolition Companies According to 2011 Engineering News-Record (ENR) Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials Growth in New York market Bidding work nationally Strong bonding capacity Expanding quickly in the bridge demolition market INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION A PREFERRED DEMOLITION CONTRACTOR (IN MILLIONS) THREE YEAR AVERAGE(FY 2009-2011) FY 2011 YTD 2012 DEMOLITION REVENUE $78 $107 $64 I-10 Bridge Project in Louisiana 16 Note: YTD data as of June 30, 2012

BACKLOG INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION BY WORK TYPE ($ in millions) CAPITAL MAINTENANCE BEACH FOREIGN DEMOLITION RIVERS & LAKES $600 $500 $400 $300 $200 $100 12/31/2008 12/31/2009 12/31/2007 6/30/2012 12/31/2011 6/30/2012 12/31/2010 $385(A) $382 $360 $484(B) $370 $455 $364 Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009 Includes domestic dredging low bids and options pending award of $29 million 17

YTD Q2 2011 2009 DREDGING YTD Q2 2012 FINANCIAL PERFORMANCE 2007 2008 2009 2010 YTD Q2 2012 Adjusted EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense and debt restructuring expense. Please see reconciliation of Net Income to EBITDA at the end of this presentation. Note: Great Lakes went public in December 2006 INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 2011 YTD Q2 2011 2007 2008 2010 2011 $35.6 $41.9 $57.5 $55.9 $77.6 $103.0 $93.7 $515.8 $586.9 $622.2 $687.0 $321.4 $627.3 $310.3 ANNUAL REVENUE ($ in millions) 3 Year CAGR = 2.2% ANNUAL ADJUSTED EBITDA (A) 3 Year CAGR = 18.8% CAPITAL MAINTENANCE BEACH FOREIGN RIVERS & LAKES DEMOLITION DEMOLITION % EBITDA MARGIN 11.1% 13.5% 11.1% 9.5% 12.5% 15.0% 14.9% $120 100 60 40 20 80 0 700 600 400 300 200 100 500 20% 16% 12% 8% 4% 0 (20) 18 ()

6/30/2012 6/30/2011 NET DEBT / EBITDA FINANCIAL DISCIPLINE 120.0 100.0 80.0 60.0 40.0 20.0 2007 2008 2009 2010 YTD Q2 2012 GROWTH MAINTENANCE A) Growth capital expenditures during the year of 2007 includes the purchase of four vessels. B) Includes $14.6 related to the upgrade of the dredge Ohio and $36 related to Matteson acquisition. INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 2011 YTD Q2 2011 2007 2008 2009 2010 2011 4.0 3.0 2.0 1.0 2.3x 1.9x 3.3x 3.7x 2.4x 1.4x 1.6x $111.0 (A) $44.5 $25.7 $66.0(B) $28.0 $30.7 $29.7 CAPEX LEVERAGE ($ in millions) 19

INVESTMENT HIGHLIGHTS LARGEST U.S. DREDGING PROVIDER IN THE U.S. PROTECTED MARKET & PROVEN RECORD “Dredging Act” and “Jones Act” effectively serve as barriers to entry for non-U.S.-owned dredging companies Demonstrated record of successful project completion having never failed to complete a marine project STRONG CAPITAL STRUCTURE INTERNATIONAL PRESENCE U.S. dredging operator with significant international presence Portfolio of flexible fleet enables repositioning of vessels as necessary EXPANDING DEMOLITION BUSINESS Completed quick and successful turnaround in 2011 Expanding demolition business into bridge demolition and sediment & soil remediation INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 20

APPENDIX INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 21

STOCK PERFORMANCE FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, FISCAL YEAR ENDING DECEMBER 31, ($ in millions) 2007 2008 2009 2010 2011 2011 2012 NET INCOME ATTRIBUTABLE TO GREAT LAKES DREDGE & DOCK CORPORATION $7.1 $5.0 $17.5 $34.6 $16.5 $4.1 $5.5 LOSS ON EXTINGUISHMENT OF DEBT 5.1 5.1 INTEREST EXPENSE 17.5 17.0 16.1 13.5 21.7 10.9 10.7 INCOME TAX EXPENSE 6.4 3.8 11.0 20.6 9.5 3.0 3.3 DEPRECIATION AND AMORTIZATION 26.5 30.1 33.0 34.3 40.9 18.8 16.1 ADJUSTED EBITDA $57.5 $55.9 $77.6 $103.0 $93.7 $41.9 $35.6 SIX MONTHS ENDED JUNE 30, INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA 22

12/31/2007 12/31/2008 12/31/2006 6/30/2012 12/31/2010 12/31/2011 12/31/2009 STOCK PERFORMANCE Note: Great Lakes went public in December 2006 INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION INITIAL INVESTMENT $100 RETURN ON INITIAL INVESTMENT—$100 135.2% 64.3% 100.0% 110.4% 114.3% 86.2% 100.5% 132.6% 89.3% 100.0% 78.1% 96.8% 79.3% 96.6% 97.3% 63.4% 100.0% 101.4% 99.5% 94.1% 79.4% GLDD PEERS RUSSELL 2K 23

INNOVATION, ENGINEERING & EXECUTION GREAT LAKES DREDGE & DOCK CORPORATION 24